Exhibit 10.2

SECURITY AGREEMENT SUPPLEMENT

SECURITY AGREEMENT SUPPLEMENT dated as of February 24, 2006, between KEYSTONE AUTOMOTIVE DISTRIBUTORS COMPANY, LLC (the “Lien Grantor”) and BANK OF AMERICA, N.A., as Administrative Agent.

WHEREAS, Keystone Automotive Operations, Inc., the Guarantors party thereto and Bank of America, N.A., as Administrative Agent, are parties to a Guarantee and Security Agreement dated as of October 30, 2003 (as heretofore amended and/or supplemented, the “Security Agreement”) under which Keystone Automotive Operations, Inc. secures certain of its obligations (the “Secured Obligations”) and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

WHEREAS, the Lien Grantor is a Delaware limited liability company, formed for the purpose of merging with Keystone Automotive Distributors, Inc., a Pennsylvania corporation, with the Lien Grantor to be the surviving entity, and the Lien Grantor is required to become a party to the Security Agreement as a Guarantor and Lien Grantor thereunder; and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Secured Guarantee. The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Administrative Agent, the Lien Grantor becomes a “Guarantor” and “Lien Grantor” for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

2. Grant of Transaction Liens. (a) In order to secure its Secured Guarantee, the Lien Grantor grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all property of the Lien Grantor described in clause (a) of Section 3 of the Security Agreement, whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”).

(b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c) The foregoing Transaction Liens are granted as security only (not as a transfer of the title to any New Collateral, other than upon the exercise of remedies in accordance with the terms of the Security Agreement) and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith. Each Lien Grantor may continue to exploit, use, enjoy and protect the New Collateral in the ordinary course of its business subject to the provisions of the Credit Agreement.

3. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Administrative Agent, the Lien Grantor is complying with the provisions of Section 9 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

4. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Administrative Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.

5. Representations and Warranties. (a) The Lien Grantor is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Lien Grantor has delivered a Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the date hereof.

(c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not and will not (a) contravene the terms of any of the Lien Grantor’s Organization Documents; (b) conflict with or result in any breach or contravention of,

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or the creation of any Lien (except a Transaction Lien) under, (i) any Contractual Obligation to which the Lien Grantor is a party or affecting the Lien Grantor or the properties of such Lien Grantor or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Lien Grantor or its property is subject; or (c) violate any Law, except to the extent any such contraventions, conflicts and violations (but excluding from this exception any such contraventions, conflicts or violations under any instrument or agreement relating to any public Indebtedness), individually or in the aggregate (together with any such contraventions, conflicts and violations of the other Loan Parties), could not reasonably be expected to have a Material Adverse Effect.

(d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(e) Each of the representations and warranties set forth in Sections 4, 9 and 10 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Lien Grantor” shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Closing Date” shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

KEYSTONE AUTOMOTIVE DISTRIBUTORS COMPANY, LLC

By:	/s/ Bryant Bynum
	Name:	Bryant Bynum
	Title:	President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Charles Graber
	Name:	Charles Graber
	Title:	Vice President

Schedule 1

to Security Agreement

Supplement

EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES

OWNED BY LIEN GRANTOR

Issuer	Jurisdiction of Organization	Percentage Owned	Number of Shares or Units

None.

Schedule 2

to Security Agreement

Supplement

INVESTMENT PROPERTY

(other than Equity Interests in Subsidiaries and Affiliates)

OWNED BY LIEN GRANTOR

PART 1 — Securities

Issuer	Jurisdiction of Organization	Amount Owned	Type of Security

None.

PART 2 — Securities Accounts

The Lien Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

None.